UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2008

Date of reporting period: August 31, 2007

Item 1.	Report to Stockholders.

Semi-Annual Report

August 31, 2007

Class A

(SNOAX)

Class C

(SNOCX)

Institutional Class

(SNOIX)

Investment Advisor

Snow Capital Management, L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, PA 15143

Phone: 1-877-766-9363 (877-SNOWFND)

To our shareholders,

The first six months of this fiscal year could not have been a better testimony to our investment strategy for the Snow Capital Opportunity Fund (“SCOF” or “the Fund”) in that the Fund’s hedging strategy is designed to augment return and potentially limit the downside risk of the stock portfolio. We remind investors that our equity exposure is less than 100% (i.e. a hedged equity portfolio) by means of option premium realization and prudent utilization of put option purchases. From February through August 2007, market conditions and the ensuing volatility (or lack thereof) created a perfect environment for assessing the Fund’s strategy, and we are pleased to report that the Fund performed as we would have expected. During months when the market experienced sell-offs, especially in the late summer months as concerns over the credit markets and the deteriorating housing market resulted in significant increases in volatility and steep declines, we generally outperformed the market. During the months that the S&P rose to new historical highs and volatility was at historically low levels, we generally underperformed the market.

For the full six month period ended August 31, 2007, the Snow Capital Opportunity Fund I-shares returned 2.6% while the S&P 500 index returned 5.7% during the same period. While we underperformed the market by 3.1% for the six month period, we are comfortable with our returns given the volatile market conditions experienced through July and August. We remain committed to our goal of preserving and carefully growing the capital entrusted to us through selective stock picking and our portfolio hedging strategies.

Performance Review

The months of July and August 2007 were difficult for value managers in general, and the Fund’s performance was no exception. Despite our net long (delta adjusted) exposure of approximately 69% to 75% during this relatively short but extremely volatile period, the Fund could not make up for the losses in our stocks as the market sold off.

We continue to maintain an equity market exposure of 70-80% on average. The recent added market volatility has enabled us to be more active in the options market and provided more opportunities for investment.

Positive Stock Selection is Our Primary Focus

As measured by their contribution to the Fund’s performance, the top two equity investments for the six month period were Echelon (ELON) and Alcan Inc. (AL).

Echelon is a technology company specializing in software that allows original equipment manufacturers to network previously unconnected electronic products such as refrigerators, ovens and many similar industrial and household items. This software enables users to monitor and control power usage and other functions of many products that previously were not considered “intelligent.” The benefit of this technology is immediate energy savings for users. Given the increased focus on both the cost and environmental impact of energy use, we view such technology as having significant long-term appeal. In July of 2007, McDonalds Restaurants (MCD) announced that they would be implementing Echelon’s technology across its restaurants over the coming years. This news was obviously positive for Echelon.

Alcan Inc. (AL) is a large multi-national aluminum company focused on the smelting, extrusion, casting and recycling of raw aluminum along with production of aluminum products such as can sheet, light gauges and other rolled aluminum products. Alcan was the target of a hostile take over proposal by Alcoa Inc. (AA), another large aluminum company, and its stock subsequently rose on this news. Rio Tinto, a larger multi national mining company, made its own friendly buyout offer at a substantial premium to the existing proposal of Alcoa and Alcan accepted Rio Tinto’s offer. For the six month period, we recognized a gain of approximately 30% for our Alcan shares, as the stock rose significantly on account of the two buyout offers.

We Remain Confident About the Outlook of the Detractors

Reflecting the market’s concerns about the health of the American consumer, the top detractors from the Fund’s performance during the six months ended August 31, 2007 were two apparel retailers, Pacific Sunwear (PSUN) and Christopher and Banks (CBK). The entire consumer discretionary sector remains under pressure as the market continues to discount the group over fears regarding consumer spending.

Pacific Sunwear is a primarily mall-based, teen apparel and footwear retailer with three concepts—Pac Sun, a surf-style retailer; d.e.m.o., an urban-wear retailer; and One Thousand Steps, a footwear retailer. During the second quarter, PSUN’s stock was pressured by a downward revision to earnings guidance due to disappointing July same-store sales trends and continued challenges with its growth concepts, d.e.m.o. and One Thousand Steps. With a strong balance sheet behind it, we believe the company’s turn around efforts are beginning to take hold as foot traffic is increasing and teens are responding well to fall merchandise. Furthermore, PSUN recently announced a seasoned retail veteran as its new CEO. We remain optimistic about the company’s prospects.

During the same six-month period, women’s specialty apparel retailer Christopher and Banks suffered from unfavorable same-store sales results due to declining customer traffic and fashion misses with its merchandise assortment, compounded by market concerns over consumer sentiment. CBK has felt additional macro-economic headwinds as approximately half of its existing stores are located in manufacturing-dependent states across the Midwest. With a strong balance sheet, active share repurchases, a new CEO and a new head merchant, we remain optimistic about the company’s ability to reinvigorate the top-line and expand its margins. We continue to view the stock as a core investment.

Market Environment

While the past six months have not proven to be favorable to our investing methodology, we are now seeing more attractive valuations than we have seen in some time. Stocks of fundamentally strong companies across many sectors and industries are trading well below their historical P/E multiples. As one might expect, given our practice of determining value as a function of normalized P/E multiplied by our normalized earnings estimates, the potential upside of the Fund’s portfolio has only improved with these volatile markets. Many of our investments trade at severe discounts to our estimates of value, adding to our optimism for the long-term. In the near-term, we expect markets to be volatile as investors digest concerns related to the debt markets, the economy and particularly the declining housing market. We welcome the increased volatility as we believe it can create lucrative buying opportunities and drive our options trading activity.

Portfolio Positioning

The overall Fund’s portfolio was approximately 70% net long at the end of August. We had covered calls written against approximately 22% of the Fund’s risk-adjusted long equity portfolio. The Fund’s portfolio also held put options on the S&P 500 Index serving as an additional hedge to the portfolio, amounting to approximately 7% of the Fund’s risk-adjusted long equity portfolio.

In closing, we would like to again thank our shareholders for their continued faith in our process. We look forward to communicating with you in the periods ahead and hope to have even better investment returns to report. As always, we will continue to strive to protect and grow your capital as if it were our own. We deeply appreciate your trust and confidence and we hope to continue to earn your loyalty.

Sincerely,

Richard A. Snow

Chief Investment Officer

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representation as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy certain securities.

Past performance is no guarantee of future results.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Price to Earnings Ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per shares.

Delta is the ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-766-9363 or visiting www.snowfunds.com. The prospectus should be read carefully before you invest or send money.

Mutual fund investing involves risk; principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The Fund may use options and futures contracts which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates and currency exchange rates. This investment may not be suitable for all investors.

Please refer to the Schedule of Investments and the Schedule of Options Written on pages 13-24 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Snow Capital Opportunity Fund

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/07 - 8/31/07).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.25% when you invest. A 1.00% level load is imposed on Class C shares redeemed within twelve months. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
	Beginning Account Value 3/1/2007	Ending Account Value 8/31/2007	Expenses Paid During Period 3/1/2007 - 8/31/2007*
Actual**	$1,000.00	$1,025.30	$8.15
Hypothetical (5% return before expenses)***	$1,000.00	$1,017.09	$8.11

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $60.01.
***	Including loads, your hypothetical cost of investment in the Fund would be $60.19.

	Class C
	Beginning Account Value 3/1/2007	Ending Account Value 8/31/2007	Expenses Paid During Period 3/1/2007 - 8/31/2007*
Actual**	$1,000.00	$1,021.30	$11.94
Hypothetical (5% return before expenses)***	$1,000.00	$1,013.32	$11.89

*	Expenses are equal to the Fund’s annualized expense ratio of 2.35%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $21.94.
***	Including loads, your hypothetical cost of investment in the Fund would be $21.85.

	Institutional Class
	Beginning Account Value 3/1/2007	Ending Account Value 8/31/2007	Expenses Paid During Period 3/1/2007 - 8/31/2007*
Actual	$1,000.00	$1,026.20	$6.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities, including both common and preferred stocks. The Fund is managed by using a bottom-up approach, seeking opportunities by investing in companies that it believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Adviser identifies companies who stand to benefit by beating expectations, providing opportunities to capture excess return and provide superior long-term performance. The Fund’s sector breakdown as of August 31, 2007 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

Total Returns as of August 31, 2007

	No Load Returns
	Six Months	One Year	Average Annual Since Inception (4/28/06)
Class A	2.53%	15.53%	8.43%
Class C	2.13%	14.70%	7.65%
Institutional Class	2.62%	15.78%	8.66%
S&P 500 Index	5.70%	15.13%	11.21%

	Front-End Load Returns
	Six Months	One Year	Average Annual Since Inception (4/28/06)
Class A	(2.83)%	9.46%	4.16%

	Level Load Returns
	Six Months	One Year	Average Annual Since Inception (4/28/06)
Class C	1.13%	13.70%	7.65%

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-Snowfnd (877-766-9363). The Fund imposes a 0.50% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph on page 11 and table above assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index. Sector allocations are subject to change.

Snow Capital Opportunity Fund

Schedule of Investments

August 31, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS 93.00%
Chemicals 2.67%
Agrium Inc.(b)	25,000	$1,138,500
E.I. Du Pont de Nemours & Co.	93,190	4,543,013

		5,681,513

Commercial Services & Supplies 0.55%
Tetra Tech, Inc.(a)	60,000	1,176,000

Communications Equipment 1.49%
Cisco Systems, Inc.(a)	47,770	1,524,818
Nokia Oyj - ADR(b)	50,000	1,644,000

		3,168,818

Consumer Finance 1.62%
The First Marblehead Corp.	103,000	3,449,470

Diversified Financial Services 7.95%
Asset Acceptance Capital Corp.	297,200	3,361,332
Bank of America Corp.	87,620	4,440,582
Citigroup, Inc.	45,000	2,109,600
Countrywide Financial Corp.	150,000	2,977,500
JPMorgan Chase & Co.	90,490	4,028,615

		16,917,629

Electronic Equipment & Instruments 4.74%
Agilent Technologies, Inc.(a)	98,000	3,567,200
Avnet, Inc.(a)	52,500	2,063,775
Echelon Corp.(a)	159,400	4,461,606

		10,092,581

Energy Equipment & Services 2.58%
BJ Services Co.	107,580	2,669,060
Patterson-UTI Energy, Inc.	131,660	2,826,740

		5,495,800

The accompanying notes are integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2007 (Unaudited)

	Shares	Value
Health Care Equipment & Supplies 1.88%
St. Jude Medical, Inc.(a)	92,050	$4,010,618

Health Care Providers & Services 6.79%
Coventry Health Care, Inc.(a)	57,250	3,284,432
Health Management Associates, Inc. - Class A	355,020	2,417,686
Health Net Inc.(a)	93,840	5,141,494
RehabCare Group, Inc.(a)	221,900	3,610,313

		14,453,925

Industrial Conglomerates 5.41%
General Electric Co.	296,280	11,516,404

Insurance 17.36%
American International Group, Inc.	118,010	7,788,660
Aspen Insurance Holdings Ltd.(b)	141,200	3,542,708
Axis Capital Holdings Ltd.(b)	92,310	3,332,391
Endurance Specialty Holdngs Ltd.(b)	105,000	4,186,350
IPC Holdings, Ltd.(b)	117,292	2,981,563
The Travelers Companies, Inc.	81,830	4,135,688
Unum Group	247,360	6,052,899
XL Capital Ltd. - Class A(b)	64,800	4,937,760

		36,958,019

Leisure Equipment & Products 1.13%
Brunswick Corp.	86,510	2,175,727
Nautilus, Inc.	25,000	238,000

		2,413,727

Machinery 4.51%
Deere & Co.	36,000	4,898,160
Ingersoll-Rand Company Ltd. - Class A(b)	90,700	4,710,051

		9,608,211

Media 2.15%
Viacom Inc. - Class B(a)	116,070	4,580,122

The accompanying notes are integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2007 (Unaudited)

	Shares	Value
Metals & Mining 9.37%
Alcan Inc.(b)	42,000	$4,137,420
Alcoa Inc.	200,960	7,341,069
Worthington Industries, Inc.	400,910	8,483,256

		19,961,745

Multiline Retail 0.89%
Macy’s, Inc.	60,000	1,903,200

Oil & Gas 7.34%
Alpha Natural Resources, Inc.(a)	151,230	2,920,251
Apache Corp.	42,280	3,271,626
Chesapeake Energy Corp.	61,110	1,971,409
ConocoPhillips	47,080	3,855,381
Marathon Oil Corp.	67,000	3,610,630

		15,629,297

Pharmaceuticals 8.49%
Abbott Laboratories	74,580	3,871,448
Bristol-Myers Squibb Co.	45,000	1,311,750
GlaxoSmithKline PLC - ADR(b)	85,000	4,438,700
Johnson & Johnson	63,710	3,936,641
Pfizer Inc.	181,510	4,508,708

		18,067,247

Specialty Retail 5.89%
Christopher & Banks Corp.	343,000	4,143,440
The Gap, Inc.	241,290	4,526,600
Limited Brands, Inc.	46,200	1,069,992
New York & Company, Inc.(a)	50,000	330,000
Pacific Sunwear of California, Inc.(a)	176,000	2,465,760

		12,535,792

Textiles, Apparel & Luxury Goods 0.19%
Kellwood Co.	20,000	394,000

TOTAL COMMON STOCKS (Cost $186,599,030)		198,014,118

The accompanying notes are integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2007 (Unaudited)

	Shares	Value
PUT OPTIONS PURCHASED 1.31%
Standard & Poor’s 500 Index:
Expiration: June, 2008, Exercise Price: $1,450.00	200	$1,618,000
Standard & Poor’s 500 Index:
Expiration: December, 2008, Exercise Price: $1,500.00	100	1,170,000

TOTAL PURCHASED OPTIONS (Cost $2,006,200)		2,788,000

SHORT TERM INVESTMENTS 9.83%
Investment Companies
The AIM STIT-Treasury Portfolio - Institutional Class	10,466,717	10,466,717
Fidelity Institutional Government Portfolio - Class I	10,466,716	10,466,716

TOTAL SHORT TERM INVESTMENTS (Cost $20,933,663)		20,933,433

Total Investments (Cost $209,538,663) 104.14%		221,735,551
Liabilities in Excess of Other Assets (4.14)%		(8,806,169)

TOTAL NET ASSETS 100.00%		$212,929,382

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non Income Producing
(b)	Foreign Issued Security

The accompanying notes are integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written

August 31, 2007 (Unaudited)

	Contracts	Value
CALL OPTIONS
Abbott Laboratories:
Expiration: November, 2007, Exercise Price: $60.00	198	$4,950
Expiration: January, 2008, Exercise Price: $65.00	150	3,750

		8,700

Agilent Technologies, Inc.:
Expiration: November, 2007, Exercise Price: $37.50	200	29,900
Expiration: November, 2007, Exercise Price: $40.00	300	19,050
Expiration: January, 2008, Exercise Price: $35.00	250	90,625
Expiration: January, 2008, Exercise Price: $37.50	200	44,900

		184,475

Agrium Inc.:
Expiration: October, 2007, Exercise Price: $45.00	250	82,500

Alcan Inc.:
Expiration: September, 2007, Exercise Price: $55.00	135	590,625
Expiration: September, 2007, Exercise Price: $60.00	135	522,450
Expiration: January, 2008, Exercise Price: $60.00	150	588,000

		1,701,075

Alcoa Inc.:
Expiration: October, 2007, Exercise Price: $35.00	100	32,000
Expiration: October, 2007, Exercise Price: $37.50	150	28,500
Expiration: January, 2008, Exercise Price: $40.00	700	170,100
Expiration: January, 2008, Exercise Price: $42.50	300	51,000
Expiration: January, 2008, Exercise Price: $45.00	300	33,000

		314,600

Alpha Natural Resources, Inc.:
Expiration: September, 2007, Exercise Price: $17.50	300	58,500

The accompanying notes are integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2007 (Unaudited)

	Contracts	Value
American International Group, Inc.:
Expiration: January, 2008, Exercise Price: $70.00	100	$24,000
Expiration: January, 2008, Exercise Price: $75.00	200	16,000
Expiration: February, 2008, Exercise Price: $70.00	300	78,000

		118,000

Apache Corp.:
Expiration: October, 2007, Exercise Price: $85.00	400	38,000

Avnet, Inc.:
Expiration: October, 2007, Exercise Price: $40.00	525	86,625

Axis Capital Holdings Ltd.:
Expiration: December, 2007, Exercise Price: $40.00	45	4,725

Bank of America Corp.:
Expiration: January, 2008, Exercise Price: $52.50	200	40,000
Expiration: January, 2008, Exercise Price: $55.00	200	21,000
Expiration: January, 2008, Exercise Price: $55.00	200	21,000

		82,000

BJ Services Co.:
Expiration: October, 2007, Exercise Price: $32.50	400	1,000
Expiration: January, 2008, Exercise Price: $27.50	200	25,000

		26,000

Bristol-Myers Squibb Co.:
Expiration: September, 2007, Exercise Price: $30.00	450	22,500

Brunswick Corp.:
Expiration: December, 2007, Exercise Price: $30.00	300	10,500

Chesapeake Energy Corp.:
Expiration: January, 2008, Exercise Price: $40.00	100	4,500

The accompanying notes are integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2007 (Unaudited)

	Contracts	Value
Christopher & Banks Corp.:
Expiration: September, 2007, Exercise Price: $20.00	250	$1,250
Expiration: September, 2007, Exercise Price: $22.50	250	625
Expiration: December, 2007, Exercise Price: $17.50	800	20,000
Expiration: December, 2007, Exercise Price: $20.00	300	3,000

		24,875

Cisco Systems, Inc.:
Expiration: October, 2007, Exercise Price: $30.00	100	25,500
Expiration: October, 2007, Exercise Price: $32.50	57	5,700
Expiration: January, 2008, Exercise Price: $32.50	320	76,800

		108,000

Citigroup, Inc.:
Expiration: December, 2007, Exercise Price: $52.50	100	8,000
Expiration: March, 2008, Exercise Price: $52.50	250	40,000

		48,000

ConocoPhillips:
Expiration: November, 2007, Exercise Price: $75.00	100	90,000
Expiration: November, 2007, Exercise Price: $85.00	300	93,000
Expiration: January, 2008, Exercise Price: $85.00	70	33,600

		216,600

Countrywide Financial Corp.:
Expiration: January, 2008, Exercise Price: $30.00	700	59,500
Expiration: April, 2008, Exercise Price: $27.50	300	51,000
Expiration: April, 2008, Exercise Price: $30.00	500	55,000

		165,500

Coventry Health Care, Inc.:
Expiration: January, 2008, Exercise Price: $60.00	200	59,000

The accompanying notes are integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2007 (Unaudited)

	Contracts	Value
Deere & Co.:
Expiration: September, 2007, Exercise Price: $120.00	80	$137,600
Expiration: September, 2007, Exercise Price: $125.00	80	104,000
Expiration: September, 2007, Exercise Price: $130.00	200	178,600

		420,200

Echelon Corp.:
Expiration: November, 2007, Exercise Price: $15.00	240	322,800
Expiration: November, 2007, Exercise Price: $17.50	54	60,210
Expiration: November, 2007, Exercise Price: $20.00	300	273,000
Expiration: November, 2007, Exercise Price: $30.00	300	99,000
Expiration: February, 2008, Exercise Price: $22.50	200	180,000
Expiration: February, 2008, Exercise Price: $30.00	500	275,000

		1,210,010

E.I. Du Pont de Nemours & Co.:
Expiration: October, 2007, Exercise Price: $50.00	100	12,000
Expiration: January, 2008, Exercise Price: $55.00	200	16,000
Expiration: January, 2008, Exercise Price: $57.50	100	4,000

		32,000

General Electric Co.:
Expiration: September, 2007, Exercise Price: $37.50	900	156,600
Expiration: September, 2007, Exercise Price: $40.00	100	4,000
Expiration: December, 2007, Exercise Price: $42.50	200	10,000
Expiration: January, 2008, Exercise Price: $40.00	630	106,470
Expiration: March, 2008, Exercise Price: $42.50	150	18,150

		295,220

GlaxoSmithKline PLC - ADR:
Expiration: November, 2007, Exercise Price: $57.50	400	22,000
Expiration: February, 2008, Exercise Price: $55.00	100	24,000

		46,000

The accompanying notes are integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2007 (Unaudited)

	Contracts	Value
Health Net Inc.:
Expiration: October, 2007, Exercise Price: $60.00	400	$27,000
Expiration: January, 2008, Exercise Price: $55.00	100	45,000
Expiration: January, 2008, Exercise Price: $57.50	100	33,000
Expiration: April, 2008, Exercise Price: $57.50	200	89,000

		194,000

Ingersoll-Rand Company Ltd. - Class A:
Expiration: September, 2007, Exercise Price: $45.00	50	35,500
Expiration: September, 2007, Exercise Price: $47.50	307	147,360
Expiration: December, 2007, Exercise Price: $52.50	200	75,000
Expiration: January, 2008, Exercise Price: $50.00	200	112,000
Expiration: January, 2008, Exercise Price: $55.00	150	48,000

		417,860

IPC Holdings, Ltd.:
Expiration: March, 2008, Exercise Price: $30.00	175	17,063

Johnson & Johnson:
Expiration: January, 2008, Exercise Price: $65.00	200	31,000

JPMorgan Chase & Co.:
Expiration: September, 2007, Exercise Price: $50.00	250	3,750
Expiration: December, 2007, Exercise Price: $50.00	300	33,000

		36,750

Kellwood Co.:
Expiration: December, 2007, Exercise Price: $30.00	200	2,500

Limited Brands, Inc.:
Expiration: November, 2007, Exercise Price: $30.00	462	9,240

Macy’s, Inc.:
Expiration: January, 2008, Exercise Price: $37.50	300	39,750

The accompanying notes are integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2007 (Unaudited)

	Contracts	Value
Marathon Oil Corp.:
Expiration: September, 2007, Exercise Price: $65.00	100	$750
Expiration: October, 2007, Exercise Price: $60.00	100	9,000
Expiration: October, 2007, Exercise Price: $67.50	70	1,400
Expiration: January, 2008, Exercise Price: $60.00	200	54,000
Expiration: January, 2008, Exercise Price: $65.00	100	15,000

		80,150

Nautilus, Inc.:
Expiration: October, 2007, Exercise Price: $17.50	250	1,250

New York & Company, Inc.:
Expiration: April, 2008, Exercise Price: $7.50	40	4,000

Nokia Oyj - ADR:
Expiration: October, 2007, Exercise Price: $25.00	500	420,000

Pacific Sunwear of California, Inc.:
Expiration: December, 2007, Exercise Price: $22.50	900	4,500
Expiration: January, 2008, Exercise Price: $25.00	400	3,000

		7,500

Patterson-UTI Energy, Inc.:
Expiration: January, 2008, Exercise Price: $25.00	400	34,000

Pfizer Inc.:
Expiration: December, 2007, Exercise Price: $27.50	200	7,000
Expiration: January, 2008, Exercise Price: $27.50	750	41,250
Expiration: March, 2008, Exercise Price: $27.50	200	13,000

		61,250

St. Jude Medical, Inc.:
Expiration: October, 2007, Exercise Price: $45.00	100	17,000
Expiration: January, 2008, Exercise Price: $50.00	150	16,500

		33,500

The accompanying notes are integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2007 (Unaudited)

	Contracts	Value
Tetra Tech Inc.:
Expiration: September, 2007, Exercise Price: $20.00	300	$15,750
Expiration: December, 2007, Exercise Price: $25.00	300	7,500

		23,250

The First Marblehead Corp.:
Expiration: January, 2008, Exercise Price: $40.00	35	4,200
Expiration: January, 2008, Exercise Price: $45.00	350	11,375
Expiration: March, 2008, Exercise Price: $40.00	175	31,500

		47,075

The Gap, Inc.:
Expiration: September, 2007, Exercise Price: $20.00	300	6,000
Expiration: December, 2007, Exercise Price: $20.00	600	57,000
Expiration: January, 2008, Exercise Price: $20.00	500	50,000
Expiration: January, 2008, Exercise Price: $20.00	400	40,000

		153,000

The Travelers Companies, Inc.:
Expiration: October, 2007, Exercise Price: $55.00	350	18,375

Unum Group:
Expiration: September, 2007, Exercise Price: $22.50	27	6,210
Expiration: September, 2007, Exercise Price: $25.00	500	35,000
Expiration: December, 2007, Exercise Price: $25.00	150	25,875
Expiration: January, 2008, Exercise Price: $25.00	525	101,062
Expiration: March, 2008, Exercise Price: $25.00	500	116,250

		284,397

Viacom Inc. - Class B:
Expiration: December, 2007, Exercise Price: $40.00	100	24,250
Expiration: January, 2008, Exercise Price: $40.00	300	75,000

		99,250

The accompanying notes are integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2007 (Unaudited)

	Contracts	Value
Worthington Industries, Inc.:
Expiration: September, 2007, Exercise Price: $20.00	820	$116,850
Expiration: September, 2007, Exercise Price: $22.50	400	8,000
Expiration: September, 2007, Exercise Price: $25.00	110	825
Expiration: December, 2007, Exercise Price: $20.00	250	63,125
Expiration: December, 2007, Exercise Price: $22.50	500	57,500

		246,300

XL Capital Ltd. - Class A:
Expiration: October, 2007, Exercise Price: $75.00	164	68,060
Expiration: October, 2007, Exercise Price: $85.00	200	10,500

		78,560

Total Options Written (Premiums received $5,644,779)		$7,708,125

The accompanying notes are integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Assets & Liabilities

August 31, 2007 (Unaudited)

ASSETS
Investments, at value (cost $209,538,663)	$221,735,551
Cash	138,469
Dividends and interest receivable	309,591
Receivable for investments sold	678,311
Receivable for Fund shares sold	1,260,642
Other assets	27,287

TOTAL ASSETS	224,149,851

LIABILITIES
Written options, at value (premium received $5,644,779)	7,708,125
Payable for investments purchased	3,052,046
Payable for Fund shares redeemed	55,347
Payable to affiliates	112,644
Payable to Advisor	174,444
Payable for distribution fees	74,078
Payable for shareholder servicing fees	19,464
Accrued expenses and other liabilities	24,321

TOTAL LIABILITIES	11,220,469

NET ASSETS	$212,929,382

Net assets consist of:
Paid in capital	$200,732,725
Undistributed net investment income	3,008,749
Undistributed net realized loss	(945,634)
Net unrealized appreciation (depreciation) on:
Investments	12,196,888
Written options	(2,063,346)

NET ASSETS	$212,929,382

CLASS A SHARES
Net assets	$77,613,571
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,482,392
Net asset value and redemption price	$22.29
Maximum offering price per share ($22.29/0.9475)	$23.53

CLASS C SHARES
Net assets	$76,864,691
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,481,026
Net asset value and offering price per share	$22.08

CLASS I SHARES
Net assets	$58,451,120
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,617,783
Net asset value, redemption price and offering price per share	$22.33

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Operations

For the Six Months Ended August 31, 2007 (Unaudited)

INVESTMENT INCOME
Dividend income(1)	$4,230,081
Interest income	385,353

TOTAL INVESTMENT INCOME	4,615,434

EXPENSES
Investment advisory fees	918,455
Distribution fees - Class C	249,221
Administration fees	105,072
Distribution fees - Class A	83,818
Shareholder servicing fees - Class C	83,074
Transfer agent fees and expenses	51,962
Federal and state registration fees	45,060
Fund accounting fees	41,794
Custody fees	16,844
Audit and tax fees	13,302
Reports to shareholders	9,330
Legal fees	6,192
Trustees’ fees and related expenses	794
Other expenses	8,761

TOTAL EXPENSES	1,633,679
Add reimbursements to Adviser (Note 5)	22,150

NET EXPENSES	1,655,829

NET INVESTMENT INCOME	2,959,605

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investments	(598,983)
Options	(628,097)
Net change in unrealized appreciation/depreciation on:
Investments	2,378,615
Written options	(1,969,100)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(817,565)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,142,040

(1)	Net of $8,902 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Changes in Net Assets

	Six Month Ended August 31, 2007 (Unaudited)	Period Ended February 28, 2007(1)

FROM OPERATIONS
Net investment income	$2,959,605	$91,464
Net realized gain (loss) on:
Investments	(598,983)	164,624
Options	(628,097)	116,821
Net change in unrealized appreciation/depreciation on:
Investments	2,378,615	9,818,273
Written options	(1,969,100)	(94,246)

Net increase in net assets from operations	2,142,040	10,096,936

FROM DISTRIBUTIONS
Net investment income	—	(42,319)

Net decrease in net assets resulting from distributions paid	—	(42,319)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	84,360,236	136,616,399
Net asset value of shares issued to shareholders in payment of distributions declared	—	40,213
Payments for shares redeemed(2)	(12,047,068)	(8,237,055)

Net increase in net assets from capital share transactions	72,313,168	128,419,557

TOTAL INCREASE IN NET ASSETS	74,455,208	138,474,174

NET ASSETS:
Beginning of Period	138,474,174	—

End of Period	$212,929,382	$138,474,174

UNDISTRIBUTED NET INVESTMENT INCOME	$3,008,749	$49,145

(1)	Fund commenced operations on April 28, 2006.
(2)	Net of redemption fees of $25,170.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Month Ended August 31, 2007 (Unaudited)	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$21.74	$20.00

Income from investment operations:
Net investment income	0.39 (2)	0.04 (3)
Net realized and unrealized gain on investments	0.16	1.71

Total from investment operations	0.55	1.75

Less distributions paid:
From net investment income	—	(0.01)

Total distributions paid	—	(0.01)

Paid-in capital from redemption fees (Note 2)	— (4)	— (4)

Net Asset Value, End of Period	$22.29	$21.74

Total return(5)(6)	2.53%	8.73%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$77,614	$50,624
Ratio of expenses to average net assets(7)(8)	1.60%	1.75%
Ratio of net investment income to average net assets(7)(8)	3.43%	0.34%
Portfolio turnover rate(6)	10.07%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than one cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)

Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.58% and 1.79%, and the ratio of net investment income to average net assets would have been 3.45% and 0.30%, for the periods ended August 31, 2007 and February 28, 2007 respectively.

(8)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Month Ended August 31, 2007 (Unaudited)	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$21.62	$20.00

Income from investment operations:
Net investment income (loss)	0.30 (2)	(0.04	)(3)
Net realized and unrealized gain on investments	0.15	1.66

Total from investment operations	0.45	1.62

Paid-in capital from redemption fees (Note 2)	0.01	—	(4)

Net Asset Value, End of Period	$22.08	$21.62

Total return(5)(6)	2.13%	8.10%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$76,865	$48,369
Ratio of expenses to average net assets(7)(8)	2.35%	2.50%
Ratio of net investment income (loss) to average net assets(7)(8)	2.68%	(0.40)%
Portfolio turnover rate(6)	10.07%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than one cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)

Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 2.33% and 2.54%, and the ratio of net investment income (loss) to average net assets would have been 2.70% and (0.44%), for the periods ended August 31, 2007 and February 28, 2007 respectively.

(8)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Month Ended August 31, 2007 (Unaudited)	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$21.76	$20.00

Income from investment operations:
Net investment income	0.45 (2)	0.06 (3)
Net realized and unrealized loss on investments	0.12	1.73

Total from investment operations	0.57	1.79

Less distributions paid:
From net investment income	—	(0.03)

Total distributions paid	—	(0.03)

Paid-in capital from redemption fees (Note 2)	— (4)	— (4)

Net Asset Value, End of Period	$22.33	$21.76

Total return(5)	2.62%	8.94%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$58,451	$39,481
Ratio of expenses to average net assets(6)(7)	1.35%	1.50%
Ratio of net investment income to average net assets(6)(7)	3.96%	0.60%
Portfolio turnover rate(5)	10.07%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than one cent per share.
(5)	Not annualized for periods less than a full year.
(6)

Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.33% and 1.54%, and the ratio of net investment income to average net assets would have been 3.98% and 0.56%, for the periods ended August 31, 2007 and February 28, 2007 respectively.

(7)	Annualized

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Notes to Financial Statements

August 31, 2007 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Snow Capital Opportunity Fund (the “Fund”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expenses and arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class C shares are subject to a level sales load for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The level sales load is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Fund became effective and commenced operations on April 28, 2006. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Options are valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Fund charges a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. Redemption fees of $25,170 were charged by the Fund during the six months ended August 31, 2007.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that Fund. Common expenses are allocated between the Funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distributions and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(i)	New Accounting Pronouncements

Effective August 31, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Fund’s net assets or result of operations.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Six Months Ended August 31, 2007	Period Ended February 28, 2007
Ordinary Income	—	$42,319

As of February 28, 2007, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$127,581,438

Gross tax unrealized appreciation	11,416,936
Gross tax unrealized depreciation	(2,131,109)

Net tax unrealized depreciation	9,285,827

Undistributed ordinary income	505,870
Undistributed long-term capital gain	262,920

Total distributable earnings	768,790

Other accumulated losses	0

Total accumulated earnings	$10,054,617

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the mark-to-market of options under §1256.

(4)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Fund’s average daily net assets of Class C shares for shareholder servicing. During the six months ended August 31, 2007, the Fund accrued expenses of $83,818 and $249,221 for Class A and Class C, respectively, pursuant to the 12b-1 Plan, and $83,074 for Class C for shareholder servicing. As of August 31, 2007, $15,757 and $58,321 of the distribution fee for

Class A and C, respectively, and $19,464 of the shareholder servicing fee for Class C was available for future eligible 12b-1 and shareholder servicing expenses. The amount of fees the Fund paid to Quasar Distributors, LLC for underwriting and advertising review fees during the six months ended August 31, 2007 was $11,126.

(5)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connections with any merger or reorganization and extraordinary items) do not exceed 1.75%, 2.50% and 1.50% of the Fund’s average daily net assets—Class A, Class C and Institutional Class shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. For the six months ended August 31, 2007, expenses of $22,150 were recouped by the Adviser from the Fund.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Snow Capital Opportunity Fund – Class A Shares	Six Months Ended August 31, 2007	Period Ended February 28, 2007(1)
Shares Sold	1,348,981	2,476,844
Shares issued to holders in reinvestment of distribution	—	568
Shares Redeemed	(194,717)	(149,284)

Net Increase	1,154,264	2,328,128

Snow Capital Opportunity Fund – Class C Shares	Six Months Ended August 31, 2007	Period Ended February 28, 2007(1)
Shares Sold	1,392,444	2,278,466
Shares Redeemed	(148,836)	(41,048)

Net Increase	1,243,608	2,237,418

Snow Capital Opportunity Fund – Institutional Class Shares	Six Months Ended August 31, 2007	Period Ended February 28, 2007(1)
Shares Sold	992,912	2,021,249
Shares issued to holders in reinvestment of distribution	—	1,322
Shares Redeemed	(189,728)	(207,972)

Net Increase	803,184	1,814,599

(1)	The Fund commenced operations on April 28, 2006.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended August 31, 2007, were

$93,567,767 and $16,976,796, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Options Written

Transactions in options written during the six months ended August 31, 2007 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period	5,845	$840,344
Options written -	33,790	6,134,336
Options terminated in closing transactions -	2,150	369,690
Options exercised -	1,288	171,361
Options expired -	3,418	788,850

Outstanding, end of period -	32,779	$5,644,779

Snow Capital Opportunity Fund

Additional Information

(Unaudited)

Tax Information

The Fund designates 100% of its ordinary income distribution for the years ended February 28, 2007 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2007, 100% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Indemnification

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Snow Capital Opportunity Fund has adopted proxy voting policies and procedures that delegate to Snow Capital Management L.P., the Fund’s investment adviser (the “Adviser”), the authority to vote proxies. A description of the Snow Capital Opportunity Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-766-9363 (877-Snowfnd). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-877-766-9363 (877-Snowfnd), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SNOW CAPITAL OPPORTUNITY FUND

Investment Adviser

Snow Capital Management, L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive

Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 9, 2007.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer Principal Executive Officer

Date	11/7/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer Principal Executive Officer

Date	11/7/2007